UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934


                                December 24, 2002
                                 Date of Report

                        (Date of earliest event reported)



                           Commission File No. 0-17462


                             INSTAPAY SYSTEMS, INC.
                    (fka) FILMAGIC ENTERTAINMENT CORPORATION
                 PREDECESSOR: " ROEDEINGER MEDICAL SYSTEMS, INC"
                     (Name of Small Business in its Charter)


                UTAH                                        87-0404991
     (State of other Jurisdiction                  (I.R.S. Employer ID Number)
  of incorporation or organization)


       Mail: 2869 India St., San Diego, CA                         92103
Alternate: 419 Main St.-Ste #424, Huntington Beach, CA             92648
     (Address of Principal Executive Officers)                   (Zip Code)

        Registrant's telephone number including area code: (858) 847-0139
                            Fax Number (858)-847-0163

ITEM 5:  Other Events and Regulation FD Disclosure.

Effective this date FILMAGIC ENTERTAINMENT CORPORATION (FMAN) has filed it's name change with the State of Utah and the N.A.S.D. and is now called INSTAPAY SYSTEMS, INC. with the new trading symbol of ( IPYS) . The Officers and Directors have as of this date December 24, 2002 effectuated a 2 (two) for 1
(one) split. The shareholders of record as the closed of business December 23, 2002 to receive payment of the forward split will be required forward existing certificates not held within the DTC direct to the transfer agent. Upon receipt of the old certificates the transfer agent will issue the new "INSTAPAY SYSTEMS INC" certificate 2 (two) shares for every 1 (one) share held under the old Filmagic Entertainment Corporation name. All shares held within the DTC are to be processed back to the transfer agent. Any question can be directed to the transfer agent: AMERICAN REGISTRAR & TRANSFER COMPANY P.O. Box 1798, Salt Lake City, Utah 84110. The transfer agent phone is 801-363-9065 and the fax number is 801-363-9066.

The company " InstaPay Systems, Inc." new registrant address for contact is INSTAPAY SYSTEMS, INC. Attention : Robert Bragg, President 2869 India St., San Diego, CA 92103 Phone: 858-847-0139 and the Fax: 858-847-0163.

Operational Officers:  President and CEO      Robert Bragg
                       Vice Pres/ Director    Harvey Lalach
                       Secretary/ Director    Aubrye A. Harris

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

December 24, 2002
(8K- December 24, 2002 Cont.)


INSTAPAY SYSTEMS, INC.
(Registrant)


By:      /a/  Robert Bragg                      /a/ Harvey Lalach
         ----------------------------           ----------------------------
         Robert Bragg                           Harvey Lalach
         President/ CEO                         Vice Pres./ Director
         (858) 847- 0139                        (858) 847-0139


         /a/  Aubrye A. Harris                  /a/  Frank De Santis
         -----------------------------          ----------------------------
         Aubrye A. Harris                       Frank De Santis
         Actg. Secretary Director               Director / Legal Counsel
                                                (619)688-1199


         /a/  R.B.  Harris                      /a/ Song Liping
         -------------------------------        ------------------------------
         R. B. Harris                           Song Liping
         Director                               Director / International Advisor
         (909) 982-6321                         011-8621-58731310




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